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Exhibit 10.32

AMENDMENT NO. 1 TO
CONSULTING AGREEMENT

    This Amendment No. 1, dated March 29, 2001, amends a certain Consulting Agreement dated as of March 1, 1999 by and between Silicon Image, Inc., a Delaware corporation (the "Company"), and Deog-Kyoon Jeong ("Consultant") (the "Consulting Agreement").

    WHEREAS, the "Period of Consultancy" specified in the Consulting Agreement is scheduled to expire, subject to the terms and conditions of the Consulting Agreement, on October 31, 2002;

    WHEREAS, Consultant is eligible, pursuant to the Company's option repricing program, to exchange certain options granted to him for new options to be granted in April 2001 that will be subject to vesting until April 2005 and is also eligible to be awarded additional equity compensation by the Company in the future;

    WHEREAS, the Company and Consultant accordingly desires to extend the period of consultancy under the Consulting Agreement and specify the consulting rate during such extension;

    NOW, THEREFORE, the parties hereto agree as follows:

    1.  The Consulting Agreement is hereby amended to replace the date "October 31, 2002" with the date "October 31, 2005" in Section 1.3 and in Section 2 of Exhibit A.

    2.  The Consulting Agreement is hereby amended such that Section 3 of Exhibit A reads in its entirety as follows:

    Monthly Consulting Rate
    $8,000 per month for March 1, 1999—December 31, 1999;
    $9,000 per month for January 1, 2000—December 31, 2000;
    $10,000 per month for January 1, 2001—December 31, 2001;
    $11,000 per month for January 1, 2002—December 31, 2002;
    $12,000 per month for January 1, 2003—December 31, 2003;
    $13,000 per month for January 1, 2004—December 31, 2004;
    $14,000 per month for January 1, 2005—October 31, 2005.

    3.  Except as amended by this Amendment No. 1, the terms of the Consulting Agreement remain in full force and effect.

    IN WITNESS WHEREOF, the undersigned parties have executed this Amendment No. 1 (or have caused this Amendment No. 1 to be executed by their duly authorized representatives) as of March 29, 2001.

Silicon Image, Inc.
By:	/s/ DAVID D. LEE David D. Lee President	/s/ DEOG-KYOON JEONG Deog-Kyoon Jeong

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  Exhibit 10.32